UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2009

Legg Mason Western Asset

Massachusetts Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income tax and Massachusetts State personal income taxes* as is consistent with the preservation of principal.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Massachusetts Municipals Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended November 30, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of

Legg Mason Western Asset Massachusetts Municipals Fund	I

Letter from the chairman continued

10.2% in October 2009, the unemployment rate fell to 10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from last year’s financial crisis. After starting the period at 1.00% and 2.93%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.67% and 3.21%, respectively. Over the twelve months ended November 30, 2009, longer-term yields moved higher due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher.

The municipal bond market outperformed its taxable bond counterpart over the twelve months ended November 30, 2009. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 14.17% and 11.63%, respectively. The municipal market was supported by strong demand, coupled with declining new issuance of tax-free bonds.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

II	Legg Mason Western Asset Massachusetts Municipals Fund

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

Legg Mason Western Asset Massachusetts Municipals Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Western Asset Massachusetts Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts State personal income taxes as is consistent with the preservation of principal. Under normal circumstances, the Fund invests at least 80% of its assets in investment grade Massachusetts municipal securities, or other investments with similar economic characteristics. Although the Fund’s investments may be of any maturity, the Fund focuses primarily on intermediate-term and long-term municipal securities and will normally invest in securities which have remaining maturities at the time of purchase of from one to more than thirty years. The Fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, determined to be of comparable quality. We select individual securities we believe are undervalued or will benefit from changes in market conditions.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 1.00% and 2.93%, respectively. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, causing their yields to decline, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	1

Fund overview continued

After initially falling, Treasury yields then began to move higher as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, in June 2009 and then generally moved lower. This was especially the case at the end of the reporting period due to some mixed economic data. At the conclusion of the reporting period, two- and ten-year Treasury yields were 0.67% and 3.21%, respectively.

While municipal bonds were not immune to the volatility in the financial markets, overall, they generated strong results during the fiscal year. As the reporting period began in December 2008, there was continued uncertainty in the municipal market given heightened risk aversion, downgrades of monoline bond insurers, the seizing auction rate preferred market and forced selling by highly leveraged investors into illiquid markets. In addition, there were fears that the deepening recession would negatively impact municipalities, as they would generate less tax revenues.

Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields. All told, municipal bonds generated very strong results, with the Barclays Capital Municipal Bond Indexii returning 14.17% during the twelve months ended November 30, 2009.

The Massachusetts municipal bond market modestly lagged the overall tax-exempt market, as the Barclays Capital Massachusetts Municipal Bond Indexiii returned 13.60% during the twelve-month reporting period. The state’s debt per capitaiv is one of the largest in the U.S. This, coupled with ongoing fiscal challenges, impacted the performance of its municipal bonds.

Q. How did we respond to these changing market conditions?

A. We made several adjustments to the Fund’s portfolio during the reporting period. We opportunistically increased the Fund’s allocations to the Education and Special Tax Obligation sectors. In contrast, we pared our exposure to General Obligation bonds, further increasing our underweight to this sector. These securities are typically more economically sensitive, in that the issuing municipality repays bondholders from tax revenues. Overall, these adjustments were rewarded during the reporting period.

2	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Performance review

For the twelve months ended November 30, 2009, Class A shares of Legg Mason Western Asset Massachusetts Municipals Fund, excluding sales charges, returned 16.04%. The Fund’s unmanaged benchmark, the Barclays Capital Massachusetts Municipal Bond Index, returned 13.60% for the same period. The Lipper Massachusetts Municipal Debt Funds Category Average1 returned 16.51% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 43 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	3

Fund overview continued

PERFORMANCE SNAPSHOT as of November 30, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Massachusetts Municipals Fund — Class A Shares	5.01%	16.04%
Barclays Capital Massachusetts Municipal Bond Index	4.36%	13.60%
Lipper Massachusetts Municipal Debt Funds Category Average[1]	5.89%	16.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 4.66%, Class C shares returned 4.72% and Class I shares returned 5.03% over the six months ended November 30, 2009. Excluding sales charges, Class B shares returned 15.20%, Class C shares returned 15.40% and Class I shares returned 16.11% over the twelve months ended November 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2009 for Class A, B, C and I shares were 4.24%, 3.93%, 3.88% and 4.58%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 4.21%, 3.65%, 3.80% and 4.45%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated March 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.78%, 1.42%, 1.37% and 0.55%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.75% for Class A shares, 1.25% for Class B shares, 1.30% for Class C shares and 0.60% for Class I shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Q. What were the leading contributors to performance?

A. The largest contributor to relative performance for the period was the Fund’s yield curvev positioning. In particular, our overweight to the twenty-year portion of the curve and our underweight to the ten-year segment of the curve were rewarded as longer-term bonds outperformed

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 43 funds for the six-month period and among the 43 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

shorter-term bonds during the fiscal year. Our futures trading strategy also contributed to performance. In particular, our use of a short position in U.S. Treasury futures contributed to results given the underperformance of the U.S. Treasury market versus the Massachusetts municipal market during the fiscal year. Elsewhere, the Fund’s overweights to the Housing and Health Care sectors, as well as security section in the Education sector contributed to relative performance.

Q. What were the leading detractors from performance?

A. Detracting from the Fund’s solid results was its exposure to cash, given the strong performance in the municipal market and the low yields available from short-term money market instruments. In addition, the Fund’s shorter durationvi than that of its benchmark detracted from relative performance as municipal yields declined during the period.

Thank you for your investment in Legg Mason Western Asset Massachusetts Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 14, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Barclays Capital Massachusetts Municipal Bond Index is a market value weighted index of Massachusetts investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

iv	Debt per capita is the government’s total debt divided by the country’s population, used as a measure of a state’s indebtedness.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as November 30, 2009 and November 30, 2008 and do not include derivatives. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2009 and held for the six months ended November 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	5.01%	$1,000.00	$1,050.10	0.75%	$3.85
Class B	4.66%	1,000.00	1,046.60	1.44%	7.39
Class C	4.72%	1,000.00	1,047.20	1.32%	6.77
Class I	5.03%	1,000.00	1,050.30	0.72%	3.70

[1]	For the six months ended November 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.31	0.75%	$3.80
Class B	5.00%	1,000.00	1,017.85	1.44%	7.28
Class C	5.00%	1,000.00	1,018.45	1.32%	6.68
Class I	5.00%	1,000.00	1,021.46	0.72%	3.65

[1]	For the six months ended November 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 11/30/09	16.04%	15.20%	15.40%	16.11%
Five Years Ended 11/30/09	3.91	3.24	3.29	N/A
Ten Years Ended 11/30/09	5.24	4.76	4.62	N/A
Inception* through 11/30/09	6.25	5.06	5.27	3.67

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 11/30/09	11.14%	10.70%	14.40%	16.11%
Five Years Ended 11/30/09	3.02	3.06	3.29	N/A
Ten Years Ended 11/30/09	4.78	4.76	4.62	N/A
Inception* through 11/30/09	6.04	5.06	5.27	3.67

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class A (11/30/99 through 11/30/09)	66.68%
Class B (11/30/99 through 11/30/09)	59.15
Class C (11/30/99 through 11/30/09)	57.16
Class I (Inception date of 6/3/08 through 11/30/09)	5.53

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are December 21, 1987, November 6, 1992, November 10, 1994 and June 3, 2008, respectively.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON WESTERN ASSET
MASSACHUSETTS MUNICIPALS FUND VS. BARCLAYS CAPITAL MASSACHUSETTS MUNICIPAL BOND
INDEX AND LIPPER MASSACHUSETTS MUNICIPAL DEBT FUNDS CATEGORY AVERAGE† —
November 1999 - November 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Western Asset Massachusetts Municipals Fund on November 30, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2009. The Barclays Capital Massachusetts Municipal Bond Index is a market value weighted index of Massachusetts investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Massachusetts Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds as of November 30, 2009. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Schedule of investments

November 30, 2009

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 98.3%
	Education — 42.1%
$6,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, AGC, 6.125% due 1/1/22(a)	$6,311,700
	Massachusetts State DFA Revenue:
1,105,000	Assumption College, Radian, 5.750% due 3/1/20	1,105,807
	Belmont Hill School:
1,350,000	5.000% due 9/1/23	1,432,606
1,420,000	5.000% due 9/1/24	1,486,697
1,170,000	5.000% due 9/1/26	1,215,572
3,470,000	Boston College, 5.000% due 7/1/38	3,482,874
	Boston University:
1,300,000	5.600% due 10/1/35	1,356,810
	AMBAC:
1,000,000	5.000% due 10/1/35	994,190
4,000,000	5.000% due 10/1/39	3,944,800
1,000,000	Curry College, ACA, 6.000% due 3/1/31	989,240
5,250,000	Mount Holyoke College, 5.000% due 7/1/36	5,289,847
1,070,000	Williston Northampton School Project, XLCA, 5.000% due 10/1/25	1,042,522
	Massachusetts State Educational Financing Authority Revenue, Issue E, AMBAC:
1,445,000	5.000% due 1/1/13(a)	1,456,676
1,985,000	5.300% due 1/1/16(a)	1,992,186
	Massachusetts State, HEFA Revenue:
2,500,000	Berklee College of Music, 5.000% due 10/1/32	2,493,075
6,000,000	Northeastern University, 5.000% due 10/1/33	5,966,520
6,000,000	Suffolk University, 5.750% due 7/1/39	5,882,700
5,000,000	University of Massachusetts Building Authority Project Revenue, FSA, 5.000% due 5/1/38	5,155,600
	Total Education	51,599,422
	Health Care — 9.9%
	Massachusetts State DFA Revenue:
1,300,000	First Mortgage, Edgecombe Project, 6.750% due 7/1/26	1,268,306
1,000,000	Massachusetts Biomedical Research Corp., 6.250% due 8/1/20	1,027,470
1,000,000	May Institute Issue Inc., Radian, 5.750% due 9/1/29	837,260
1,000,000	Neville Community, GNMA-Collateralized, 6.000% due 6/20/44	1,062,160
	Massachusetts State HEFA Revenue:
	Berkshire Health Systems:
1,000,000	6.250% due 10/1/31	1,010,370
750,000	Radian, 5.700% due 10/1/25	745,065

See Notes to Financial Statements.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	11

Schedule of investments continued

November 30, 2009

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care — 9.9% continued
$2,000,000	Caritas Christi Obligation, 6.750% due 7/1/16	$2,072,700
350,000	CARS Medical Center of Central Massachusetts, AMBAC, 11.896% due 6/23/22(b)	351,064
1,000,000	Milford Regional Medical Center, 5.000% due 7/15/27	858,010
	Refunding, Healthcare Systems, Covenant Health:
795,000	6.500% due 7/1/17	836,491
590,000	6.000% due 7/1/31	598,467
1,500,000	University of Massachusetts, Memorial Health Care Inc., 6.625% due 7/1/32	1,517,865
	Total Health Care	12,185,228
	Housing — 4.5%
	Framingham, MA, Housing Authority Mortgage Revenue, Beaver Terrace Apartments, GNMA-Collateralized:
400,000	6.200% due 2/20/21	428,560
1,200,000	6.350% due 2/20/32	1,283,244
1,965,000	Massachusetts State HFA Housing Revenue, Single-Family Housing, 4.850% due 12/1/35(a)(c)	1,775,771
2,000,000	Massachusetts State Housing Finance Agency, Housing Revenue, Single-Family, 4.850% due 12/1/22(a)	2,011,780
	Total Housing	5,499,355
	Industrial Revenue — 1.6%
860,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25(a)	718,332
	Massachusetts State:
1,075,000	IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA, 6.500% due 8/1/37	1,110,013
80,000	Water Pollution Abatement Trust, Unrefunded Balance, 6.375% due 2/1/15	80,318
	Total Industrial Revenue	1,908,663
	Leasing — 0.7%
1,000,000	Massachusetts State DFA Revenue, Applewild School Issue, Radian, 5.750% due 8/1/29	898,930
	Local General Obligation — 2.2%
1,000,000	Quaboag, MA, Regional School District, GO, State Qualified, FSA, State Aid Withholding, 5.500% due 6/1/20	1,018,410
1,500,000	Westwood, MA, GO, NATL, 5.375% due 6/1/17	1,658,280
	Total Local General Obligation	2,676,690
	Other — 0.5%
665,000	University of Virgin Islands, Refunding & Improvement, ACA, 6.000% due 12/1/19	610,596

See Notes to Financial Statements.

12	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Power — 5.0%
$1,000,000	Massachusetts State DFA Revenue, Devens Electric Systems, 6.000% due 12/1/30	$1,006,970
5,000,000	Puerto Rico Electric Power Authority Revenue, 5.375% due 7/1/23	5,097,850
	Total Power	6,104,820
	Pre-Refunded/Escrowed to Maturity — 12.7%
2,750,000	Massachusetts State, Project, NATL, 5.250% due 10/1/20(d)	2,860,083
	Massachusetts State DFA Revenue:
1,000,000	Briarwood, 8.250% due 12/1/30(d)	1,083,040
1,000,000	VOA Concord, GNMA-Collateralized, 6.900% due 10/20/41(d)	1,164,760
1,000,000	Western New England College, AMBAC, 5.250% due 7/1/20(d)	1,048,640
	Massachusetts State HEFA Revenue:
1,000,000	Milford-Whitinsville Hospital, 6.350% due 7/15/32(d)	1,143,350
	Refunding, Healthcare Systems Covenant Health:
205,000	6.500% due 7/1/17(d)	231,410
160,000	6.000% due 7/1/31(d)	178,966
2,500,000	University of Massachusetts, Project, NATL, 5.250% due 10/1/31(d)	2,769,575
1,415,000	Winchester Hospital, 6.750% due 7/1/30(d)	1,481,505
1,180,000	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13(e)	1,421,286
1,000,000	Massachusetts State Special Obligation Revenue, Consolidated Loan, FGIC, 5.000% due 6/1/22(d)	1,095,700
1,000,000	Northern Mariana Islands Commonwealth GO, 7.375% due 6/1/30(d)	1,034,780
	Total Pre-Refunded/Escrowed to Maturity	15,513,095
	Special Tax Obligation — 7.7%
1,000,000	Boston, MA, Convention Center Act, Special Obligation, AMBAC, 5.000% due 5/1/25	1,015,150
6,000,000	Massachusetts State, Special Obligation Dedicated Tax Revenue, NATL/FGIC, 5.500% due 1/1/34	6,390,840
2,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, 6.000% due 8/1/42	2,052,880
	Total Special Tax Obligation	9,458,870
	State General Obligation — 4.3%
4,500,000	Massachusetts State, GO, 5.000% due 11/1/16	5,237,820
	Transportation — 5.8%
2,000,000	Massachusetts State Port Authority Revenue, AMBAC, 5.000% due 7/1/25	2,135,100
5,050,000	Massachusetts State Turnpike Authority, Metropolitan Highway Systems Revenue, AMBAC, 5.000% due 1/1/39	4,963,897
	Total Transportation	7,098,997

See Notes to Financial Statements.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	13

Schedule of investments continued

November 30, 2009

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 1.3%
$1,000,000	Boston, MA, Water & Sewer Commission Revenue, Senior, 5.000% due 11/1/24	$1,070,380
485,000	Massachusetts State, Water Pollution Abatement Trust, Pool Program, Unrefunded Balance, 5.250% due 8/1/28	509,817
	Total Water & Sewer	1,580,197
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $117,578,628)	120,372,683
SHORT-TERM INVESTMENTS — 0.4%
	Education — 0.3%
400,000	Massachusetts State, HEFA Revenue, Harvard University, 0.150%, 12/1/09(f)	400,000
	General Obligation — 0.1%
130,000	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA, LOC-Wachovia Bank N.A., 0.170%, 12/1/09(f)	130,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $530,000)	530,000
	TOTAL INVESTMENTS — 98.7% (Cost — $118,108,628#)	120,902,683
	Other Assets in Excess of Liabilities — 1.3%	1,535,050
	TOTAL NET ASSETS — 100.0%	$122,437,733

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Inverse floating rate security — coupon varies inversely with level of short-term tax-exempt interest rates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $118,089,835.

Abbreviations used in this schedule:
ACA	—American Capital Assurance — Insured Bonds
AGC	—Assured Guaranty Corporation — Insured Bonds
AMBAC	—American Municipal Bond Assurance Corporation — Insured Bonds
CARS	—Complimentary Auction Rate Securities
DFA	—Development Finance Agency
FGIC	—Financial Guaranty Insurance Company — Insured Bonds
FHA	—Federal Housing Administration
FSA	—Financial Security Assurance — Insured Bonds
GNMA	—Government National Mortgage Association
GO	—General Obligation
HEFA	—Health & Educational Facilities Authority
HFA	—Housing Finance Authority
IFA	—Industrial Finance Agency
LOC	—Letter of Credit
NATL	—National Public Finance Guarantee Corporation — Insured Bonds
Radian	—Radian Asset Assurance — Insured Bonds
XLCA	—XL Capital Assurance Inc. — Insured Bonds

See Notes to Financial Statements.

14	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPAL FUND

RATINGS TABLE* (unaudited)
S&P/Moody’s/Fitch**
AAA/Aaa	17.0%
AA/Aa	30.7
A	32.3
BBB/Baa	17.6
A-1/VMIG1	0.4
NR	2.0
100.0%

*	As a percentage of total investments.

**	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 16 and 17 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	15

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

16	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	17

Statement of assets and liabilities

November 30, 2009

ASSETS:
Investments, at value (Cost — $118,108,628)	$120,902,683
Cash	46,625
Interest receivable	2,034,166
Receivable for Fund shares sold	347,255
Receivable for securities sold	75,000
Prepaid expenses	18,222
Total Assets	123,423,951
LIABILITIES:
Payable for Fund shares repurchased	750,909
Distributions payable	71,948
Investment management fee payable	31,622
Distribution fees payable	25,857
Trustees’ fees payable	9,314
Accrued expenses	96,568
Total Liabilities	986,218
TOTAL NET ASSETS	$122,437,733
NET ASSETS:
Par value (Note 7)	$97
Paid-in capital in excess of par value	124,379,062
Undistributed net investment income	62,751
Accumulated net realized loss on investments and futures contracts	(4,798,232)
Net unrealized appreciation on investments	2,794,055
TOTAL NET ASSETS	$122,437,733
Shares Outstanding:
Class A	7,762,033
Class B	296,137
Class C	1,619,008
Class I	33,405
Net Asset Value:
Class A (and redemption price)	$12.61
Class B*	$12.60
Class C*	$12.59
Class I (and redemption price)	$12.61
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.17

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Statement of operations

For the Year Ended November 30, 2009

INVESTMENT INCOME:
Interest	$6,223,150
EXPENSES:
Investment management fee (Note 2)	596,377
Distribution fees (Notes 2 and 5)	298,069
Shareholder reports (Note 5)	81,270
Transfer agent fees (Note 5)	39,315
Audit and tax	23,341
Registration fees	19,485
Insurance	4,234
Trustees’ fees	3,366
Custody fees	1,225
Legal fees	1,000
Miscellaneous expenses	8,239
Total Expenses	1,075,921
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(48,004)
Net Expenses	1,027,917
NET INVESTMENT INCOME	5,195,233
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(11,769)
Futures contracts	290,112
Net Realized Gain	278,343
Change in Net Unrealized Appreciation/Depreciation From:
Investments	11,633,631
Futures contracts	260,939
Change in Net Unrealized Appreciation/Depreciation	11,894,570
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	12,172,913
INCREASE IN NET ASSETS FROM OPERATIONS	$17,368,146

See Notes to Financial Statements.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	19

Statements of changes in net assets

FOR THE YEARS ENDED NOVEMBER 30,	2009	2008
OPERATIONS:
Net investment income	$5,195,233	$4,713,923
Net realized gain (loss)	278,343	(2,331,011)
Change in net unrealized appreciation/depreciation	11,894,570	(11,567,181)
Increase (Decrease) in Net Assets From Operations	17,368,146	(9,184,269)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(5,179,056)	(4,704,632)
Decrease in Net Assets From Distributions to Shareholders	(5,179,056)	(4,704,632)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	27,163,386	46,868,766
Reinvestment of distributions	4,324,089	3,327,536
Cost of shares repurchased	(33,642,987)	(26,672,100)
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,155,512)	23,524,202
INCREASE IN NET ASSETS	10,033,578	9,635,301
NET ASSETS:
Beginning of year	112,404,155	102,768,854
End of year*	$122,437,733	$112,404,155
* Includes undistributed net investment income of:	$62,751	$53,262

See Notes to Financial Statements.

20	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.36	$12.76	$12.88	$12.69	$12.93
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.54	0.53	0.53	0.56	0.58
Net realized and unrealized gain (loss)	1.25	(1.40)	(0.12)	0.20	(0.25)
Total income (loss) from operations	1.79	(0.87)	0.41	0.76	0.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.53)	(0.53)	(0.57)	(0.57)
Total distributions	(0.54)	(0.53)	(0.53)	(0.57)	(0.57)
NET ASSET VALUE, END OF YEAR	$12.61	$11.36	$12.76	$12.88	$12.69
Total return[2]	16.04%	(7.08)%	3.25%	6.09%	2.58%
NET ASSETS, END OF YEAR (000s)	$97,898	$91,603	$86,459	$69,155	$46,714
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.79%	0.77%	0.93%[3]	0.88%	0.91%
Net expenses[4,5]	0.75 [6]	0.75	0.75 [3,7]	0.75	0.85
Net investment income	4.47	4.25	4.13	4.43	4.49
PORTFOLIO TURNOVER RATE	14%	13%	21%	2%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.93% and 0.75%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.75%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.35	$12.75	$12.87	$12.68	$12.92
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.45	0.45	0.43	0.50	0.50
Net realized and unrealized gain (loss)	1.25	(1.40)	(0.12)	0.18	(0.25)
Total income (loss) from operations	1.70	(0.95)	0.31	0.68	0.25
LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.45)	(0.43)	(0.49)	(0.49)
Total distributions	(0.45)	(0.45)	(0.43)	(0.49)	(0.49)
NET ASSET VALUE, END OF YEAR	$12.60	$11.35	$12.75	$12.87	$12.68
Total return[2]	15.20%	(7.66)%	2.46%	5.47%	2.00%
NET ASSETS, END OF YEAR (000s)	$3,733	$4,333	$6,691	$10,979	$13,873
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.53%	1.40%	1.68%[3]	1.47%	1.49%
Net expenses[4,5]	1.49 [6]	1.37	1.50 [3,7]	1.34	1.44
Net investment income	3.75	3.61	3.39	3.88	3.90
PORTFOLIO TURNOVER RATE	14%	13%	21%	2%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.68% and 1.50%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage interest, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.25%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

22	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.34	$12.74	$12.86	$12.67	$12.91
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.47	0.45	0.44	0.48	0.50
Net realized and unrealized gain (loss)	1.25	(1.40)	(0.11)	0.19	(0.25)
Total income (loss) from operations	1.72	(0.95)	0.33	0.67	0.25
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.45)	(0.45)	(0.48)	(0.49)
Total distributions	(0.47)	(0.45)	(0.45)	(0.48)	(0.49)
NET ASSET VALUE, END OF YEAR	$12.59	$11.34	$12.74	$12.86	$12.67
Total return[2]	15.40%	(7.65)%	2.62%	5.43%	1.97%
NET ASSETS, END OF YEAR (000s)	$20,386	$16,116	$9,619	$5,970	$4,323
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.37%	1.36%	1.54%[3]	1.52%	1.52%
Net expenses[4,5]	1.32 [6]	1.34	1.36 [3,7]	1.39	1.47
Net investment income	3.88	3.67	3.52	3.80	3.88
PORTFOLIO TURNOVER RATE	14%	13%	21%	2%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.54% and 1.36%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage interest, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.30%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$11.36	$12.78
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.54	0.26
Net realized and unrealized gain (loss)	1.26	(1.41)
Total income (loss) from operations	1.80	(1.15)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.27)
Total distributions	(0.55)	(0.27)
NET ASSET VALUE, END OF YEAR	$12.61	$11.36
Total return[3]	16.11%	(9.11)%
NET ASSETS, END OF YEAR (000s)	$421	$352
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.72%	0.55%[4]
Net expenses[5,6]	0.68 [7]	0.52 [4]
Net investment income	4.47	4.36 [4]
PORTFOLIO TURNOVER RATE	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 3, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[7]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

See Notes to Financial Statements.

24	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Massachusetts Municipals Fund (formerly known as Legg Mason Partners Massachusetts Municipals Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157)(“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	25

Notes to financial statements continued

the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$120,372,683	—	$120,372,683
Short-term investments†	—	530,000	—	530,000
Total investments	—	$120,902,683	—	$120,902,683

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Inverse floaters. The Fund may participate either in structuring an inverse floater or purchasing an inverse floater in the secondary market. An inverse floater generally has a floating or variable rate of interest that moves in the opposite direction of short-term interest rates. Inverse floaters may exhibit greater price volatility than fixed-rate obligations of similar credit quality. Inverse floaters are subject to interest rate and leveraging risks.

When structuring an inverse floater, the Fund will transfer fixed-rate tax-exempt municipal bonds purchased by the Fund to a trust. The trust then typically issues two tranches of variable-rate securities that are collateralized by the cash flows of the fixed-rate tax-exempt municipal bonds. The two tranches are known as an inverse floater and a variable rate demand obligation (“VRDO”). The VRDO pays interest based on a floating rate set by a remarketing

26	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

agent at predetermined intervals. The inverse floater, also known as a residual interest tax-exempt security (“RITES”), is transferred to the Fund, which receives interest based on the remaining cash flow of the trust, after payment of interest on the VRDO and various expenses of the trust. When structuring an inverse floater, the Fund retains the municipal bond on its Statement of Assets and Liabilities and records a liability for the VRDO tranche of the trust, along with recording periodic interest expense associated with the VRDO. Unrealized gains or losses are recorded in the Statement of Operations for both the bonds and the VRDO.

When the Fund purchases an inverse floater in the secondary market, it is required to mark the inverse floater to market when determining net asset value. Interest income is accrued as earned and unrealized gains or losses are recognized when marked to market.

The inverse floater held by the Fund at November 30, 2009 was acquired in the secondary market.

(d) Fund concentration. Since the Fund invests primarily in obligations of issuers within Massachusetts, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting Massachusetts.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	27

Notes to financial statements continued

(h) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(6,688)	$6,688

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

28	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Prior to September 18, 2009, LMPFA voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A. These voluntary fee waivers and reimbursements did not cover brokerage, taxes, interest and extraordinary expenses.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A, Class B, Class C and Class I shares will not exceed 0.75%, 1.25%, 1.30% and 0.60%, respectively. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended November 30, 2009, LMPFA waived a portion of its fee in the amount of $48,004.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expense ratio has fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expense ratio exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2009, LMIS and its affiliates received sales charges of approximately $18,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$6,000	$3,000	$4,000

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	29

Notes to financial statements continued

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of November 30, 2009, the Fund had accrued $3,435 deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,118,070
Sales	16,158,946

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,671,211
Gross unrealized depreciation	(858,363)
Net unrealized appreciation	$2,812,848

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$290,112	—	$290,112

30	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$260,939	—	$260,939

At November 30, 2009, the Fund did not have any derivative instruments outstanding. During the year ended November 30, 2009, the Fund had an average market value of $8,185,966 in futures contracts (to sell).

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$145,104	$25,957	$34,334
Class B	26,134	3,759	8,690
Class C	126,831	9,219	8,685
Class I	—	380	241
Total	$298,069	$39,315	$51,950

*	For the period December 1, 2008 through September 9, 2009. Subsequent to September 9, 2009, these expenses were accrued as common fund expenses.

For the year ended November 30, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$36,559
Class B	1,697
Class C	9,565
Class I	183
Total	$48,004

6. Distributions to shareholders by class

	YEAR ENDED NOVEMBER 30, 2009	YEAR ENDED NOVEMBER 30, 2008
Net Investment Income:
Class A	$4,309,171	$4,003,309
Class B	150,062	196,580
Class C	701,956	502,958
Class I	17,867	1,785	*
Total	$5,179,056	$4,704,632

*	For the period June 3, 2008 (inception date) to November 30, 2008.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	31

Notes to financial statements continued

7. Shares of beneficial interest

At November 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED NOVEMBER 30, 2009		YEAR ENDED NOVEMBER 30, 2008
	SHARES	AMOUNT	SHARES		AMOUNT
Class A
Shares sold	1,611,871	$19,526,196	2,841,621		$35,620,074
Shares issued on reinvestment	307,682	3,726,952	236,914		2,906,458
Shares repurchased	(2,220,205)	(26,889,758)	(1,792,334)		(21,941,692)
Net increase (decrease)	(300,652)	$(3,636,610)	1,286,201		$16,584,840
Class B
Shares sold	26,278	$314,512	23,951		$297,566
Shares issued on reinvestment	10,040	121,248	10,108		124,017
Shares repurchased	(121,831)	(1,459,744)	(177,186)		(2,224,696)
Net decrease	(85,513)	$(1,023,984)	(143,127)		$(1,803,113)
Class C
Shares sold	564,020	$6,806,752	840,185		$10,511,326
Shares issued on reinvestment	38,064	460,574	24,316		296,085
Shares repurchased	(403,902)	(4,794,413)	(198,927)		(2,430,547)
Net increase	198,182	$2,472,913	665,574		$8,376,864
Class I
Shares sold	44,742	$515,926	37,411	*	$439,800	*
Shares issued on reinvestment	1,261	15,315	84	*	976	*
Shares repurchased	(43,580)	(499,072)	(6,513	)*	(75,165	)*
Net increase	2,423	$32,169	30,982	*	$365,611	*

*	For the period June 3, 2008 (inception date) to November 30, 2008.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 12/31/2009	$0.051832	$0.045897	$0.045249	$0.053586

32	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2009	2008
Distributions Paid From:
Tax-exempt income	$5,171,039	$4,704,619
Ordinary income	8,017	13
Total taxable distributions	8,017	13
Total distributions paid	$5,179,056	$4,704,632

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$111,422
Capital loss carryforward*	(4,817,025)
Other book/tax temporary differences(a)	(48,671)
Unrealized appreciation/(depreciation)(b)	2,812,848
Total accumulated earnings/(losses) — net	$(1,941,426)

*	The Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
11/30/2010	$(114,960)
11/30/2011	(554,670)
11/30/2012	(1,206,214)
11/30/2013	(644,828)
11/30/2016	(269,236)
11/30/2017	(2,027,117)
$(4,817,025)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	33

Notes to financial statements continued

knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as a sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup

34	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	35

Notes to financial statements continued

behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against

36	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Massachusetts Municipals Fund (formerly Legg Mason Partners Massachusetts Municipals Fund), a series of Legg Mason Partners Income Trust, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Massachusetts Municipals Fund as of November 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 19, 2010

38	Legg Mason Western Asset Massachusetts Municipals Fund 2009 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Massachusetts Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management before the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Massachusetts Municipals Fund	39

Board approval of management and

subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic

40	Legg Mason Western Asset Massachusetts Municipals Fund

intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as Massachusetts municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of

Legg Mason Western Asset Massachusetts Municipals Fund	41

Board approval of management and

subadvisory agreements (unaudited) continued

complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as Massachusetts municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and that its Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

42	Legg Mason Western Asset Massachusetts Municipals Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Massachusetts Municipals Fund	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Massachusetts Municipals Fund (formerly known as Legg Mason Partners Massachusetts Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

44	Legg Mason Western Asset Massachusetts Municipals Fund

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Massachusetts Municipals Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)
STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm)
(since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

46	Legg Mason Western Asset Massachusetts Municipals Fund

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

Legg Mason Western Asset Massachusetts Municipals Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

48	Legg Mason Western Asset Massachusetts Municipals Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (formerly registered investment advisers) (since 2002); formerly Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	135
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

Legg Mason Western Asset Massachusetts Municipals Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

50	Legg Mason Western Asset Massachusetts Municipals Fund

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Massachusetts Municipals Fund	51

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from December 2008 through October 2009 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 98.07% of the net investment income distribution paid in November 2009 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

1.93% of the net investment income distributions paid in November 2009 represents Qualified Net Interest Income eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

52	Legg Mason Western Asset Massachusetts Municipals Fund

Legg Mason Western Asset

Massachusetts Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Massachusetts Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Massachusetts Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0302 1/10 SR09-998

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2008 and November 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,600 in 2008 and $58,435 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,900 in 2008 and $8,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: January 28, 2010

By:	/S/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: January 28, 2010